UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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The following was presented to investors by Sonus Pharmaceuticals, Inc. (“SNUS”) on January 11, 2005, and relates to the proposed acquisition of Synt:em, S.A.

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Synt:em Acquisition

[GRAPHIC]

SONUS PHARMACEUTICALS

Safe Harbor

This presentation includes forward-looking statements such as those, among others, relating to the development, safety and efficacy of drug delivery products and potential applications for these products.  As discussed in Sonus Pharmaceuticals’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on March 12, 2004 and Quarterly Report on Form 10-Q filed November 15, 2004, actual results could differ materially from those projected in the forward-looking statements as a result of the following factors, among others:  the Company’s and Synt:em’s products will require extensive clinical testing and approval by regulatory authorities; such approvals are lengthy and expensive and may never occur; risks that clinical studies with TOCOSOL® Paclitaxel will not be successful; risks that the FDA may not approve the Company’s proposed TOCOSOL Paclitaxel New Drug Application; risks that the Company may not be able to effectively or completely integrate the business and operations of Synt:em; risks that the combined company may not be able raise capital to finance the increased costs of the business and operations of both companies; and risks of successful development of additional drug delivery products.  Sonus undertakes no obligation to update the forward looking statements contained herein or to reflect events or circumstances occurring after the date hereof.

© 2005  01/05

Additional Information About the Synt:em Acquisition and Where to Find It

Sonus will file a proxy statement and other documents concerning the proposed acquisition of Synt:em with the Securities and Exchange Commission (SEC).  Sonus stockholders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. A copy of the proxy statement will be mailed to the stockholders of Sonus. Sonus stockholders may obtain a free copy of the proxy statement and other relevant documents filed by Sonus with the SEC when they become available at the SEC’s website at www.sec.gov.  The proxy statement and these other documents may also be obtained for free from Sonus by directing a request to:  Investor Relations, 22026 20th Avenue S.E., Bothell, Washington, 98021, Phone (425) 487-9500.

Sonus and its directors, executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the stockholders of Sonus with respect to the proposed transaction. Information regarding the names, affiliations and interests of the participants in the solicitation will be included in the proxy statement.

Agenda

•                  Strategic Rationale

•                  Platform

•                  Pipeline

•                  People

•                  Deal Terms/Next Steps

Synt:em Acquisition

•                  Announced Nov. 3, ‘04

•                  Term modification announced Dec. 28, ‘04

•                  Drug discovery and early development company

•                  Founded in 1995

•                  Based in Nîmes, France

•                  Privately held

•                  40 employees (half hold doctoral degrees)

•                  Stock-for-stock transaction with significant milestone components

TOCOSOL® Paclitaxel – Moving Ahead

•                  Phase 3 negotiations proceeding with FDA

•                  End of Phase 2 meeting Dec. ‘04

•                  Appropriate to conduct Phase 3 pivotal trial and submit 505(b)(2) New Drug Application

•                  Agreement to use Special Protocol Assessment process to begin Phase 3 in ‘05

•                  Partnership discussions gaining momentum after feedback from FDA

Acquisition Benefits

•                  Platform

•                  Drug discovery engine

•                  Applicable to cancer drugs

•                  Synergistic with TOCOSOL® technology

•                  Pipeline

•                  Three near-term preclinical product candidates for pain management; two possibly in clinic within 12 mos.

•                  Additional oncology candidates in discovery portfolio

•                  People

•                  Strong scientific expertise and collaborations

•                  Presence in Europe

Agenda

•                  Strategic Rationale

•                  Platform

•                  Pipeline

•                  People

•                  Deal Terms/Next Steps

Synt:em Technology Platform

•                  Pep:trans™

•                  Peptides constructed for efficient transport across complex cell membranes

•                  Peptides can have activity alone or can be linked to existing or novel drugs

•                  Acti:map™

•                  Validated computational process to discover and optimize new peptide constructs

Pep:trans™ Engineering

Peptide	Drug
Linker

•                  A way to change the pharmacological behavior of existing or new drugs

•                  Results in fully patentable new compounds

•                  Enables the improvement or expanded use of existing and new drugs

•                  Re-engineering of existing well-characterized drugs with Pep:trans creates new products faster

Technology Synergies with TOCOSOL®

Value-Added Technical Complexity	Selective Uptake		Pep:trans™

	Bioavailability	TOCOSOL®

Pharmacology

Formulation

Agenda

•      Strategic Rationale

•                  Platform

•                  Pipeline

•                  People

•                  Deal Terms/Next Steps

Synt:em Preclinical Pipeline Pain Management

Product Candidate	Potential Advantages	Market	Timing of IND

Syn1002 Novel oligo-peptide analgesic for inflammatory and neuropathic pain	• 100-200x more potent than morphine and COX-2 inhibitors • Reduced side effects • Excellent therapeutic index	>$12B	Possibly in ’05

Syn1003 Novel non-peptide opioid for acute and chronic pain	• Rapid & sustainable analgesic effects • Reduced side effects • Longer duration of action	>$12B	Possibly in late ’05 or early ‘06

Syn1001 Novel peptide-opioid construct for post-operative and cancer pain	• Crosses blood brain barrier • Faster onset, longer duration of action, greater potency • Reduced side effects	Multi-billion	Possibly in ‘06

Synt:em Preclinical Pipeline Pain Management - Syn1002

•                  Novel oligo-peptide analgesic for inflammatory and neuropathic pain

•                  100-200x more potent than morphine and COX-2 inhibitors

•                  Does not interact with opiate receptors; early data suggest fewer cardiac side effects and less respiratory depression than opiates

•                  IND possibly in ‘05

Syn1002 Potency Neuropathic Pain

CCI  Model

[CHART]

Syn1002 is 200 times more potent than morphine or meloxicam

Syn1002 Potency Inflammatory Pain

Carageenan PWD / heat model

[CHART]

Syn1002 is 160 times more potent than morphine

Synt:em Preclinical Pipeline Pain Management - Syn1003

•                  Novel non-peptide opioid for acute/chronic pain

•                  Rapid and sustainable analgesic effects at lower doses, with reduced cardiac/respiratory depression

•                  IND possibly in late ‘05/early ‘06

Syn1003 Analgesia

Mice, Tail-Flick assay (IV bolus, 5mg/kg.eq)

[CHART]

=>          Syn1003 has a longer duration of action compared to morphine

Mice, Tail-Flick assay (IV bolus, 3mg/kg.eq))

[CHART]

=>        Induction of constant analgesia requires less Syn1003 than M6G

Synt:em Preclinical Pipeline Pain Management - Syn1001

•                  Novel peptide-opioid conjugate analgesic for post-operative and cancer pain

•                  Crosses blood-brain barrier

•                  Faster onset, longer duration of action, greater potency

•                  Reduced side effects (e.g. respiratory depression)

•                  IND possibly in ‘06

Syn1001 Analgesic Effects

Hotplate test: IV administration (1mg/kg eq)

[CHART]

=>           Faster and prolonged analgesia compared to morphine and free M6G at the same dose

* % of mice with a minimum of doubled latency time over baseline

Syn1001

Lack of Respiratory Depression

SC Administration in rats

ED50	(5)x ED50	(10)x ED50

[CHART]	[CHART]	[CHART]

Synt:em Discovery Pipeline

Oncology

•                  Syn2001

•                  Brain cancer (glioblastoma multiforme)

•                  Syn2002

•                  Lung cancer

•                  TAL-1

•                  Multiple solid tumors

Sonus Pipeline - 2006

	Discovery	Pre- clinical	Phase 1	Phase 2	Phase 3
Oncology
TOCOSOL® Paclitaxel	=>
Camptothecin	=>
Platinum	=>
Syn2001(Brain Cancer)	=>
Syn2002 (Lung Cancer)	=>
Pain Management
Syn1002	=>
Syn1003	=>
Syn1001	=>

Agenda

•                  Strategic Rationale

•                  Platform

•                  Pipeline

•                  People

•                  Deal Terms/Next Steps

Synt:em People

•                  Internal Team:

•                  Talented management team with excellent scientific credentials

•                  6 key personnel; over half of research team holds doctoral degrees

•                  Complementary competencies (very little overlap with Sonus capabilities)

•                  External team:

•                  Extensive network of scientific advisors and consultants

•                  Investors:

•                  Top tier, pan-European institutional shareholders

Synt:em Management Team

•                  Michel Kaczorek, Chairman and CEO. PhD, Biology

•                  Inst. Pasteur, Harvard MS, R&D Pasteur Vaccins, Protéine Performance, VP France Biotech

•                  Jamal Temsamani, Preclinical Development. PhD., Mol. Bio

•                  Worcester Foundation and Hybridon

•                  Roger Lahana, Drug Discovery. PhD, Chemistry

•                  CNRS, Molecular Chemistry, P. Fabre, Oxford Molecular (UK)

•                  Luc-Andre Granier, Medical Development. PhD, MD, Neurology

•                  Forenap, Eli Lilly

•                  Caroline Roussel, Operations. Ing. Bio

•                  EIEA Montpellier, Protéine Performance

•                  Gordon Waldron, Finance & Administration.

•                  Duke Univ., Spie Batignolles, Texas Instruments

Agenda

•                  Strategic Rationale

•                  Platform

•                  Pipeline

•                  People

•                  Deal Terms/Next Steps

Summary of Transaction

	New Agreement		Old Agreement

Maximum shares if earn-outs met	5.4	M	8.9	M

Maximum Synt:em ownership	20%		29%

Total value @ current Sonus stock price	$16.3	M	$26.7	M

Share reallocation for near-term Sonus milestones	Yes		No

Attractive Comparison to Similar Transactions

($ in millions)

			At Closing		Including Earnout
Announced / Completed	Acquirer / Target		Equity Value(4)	Enterprise Value(4)	Equity Value	Enterprise Value	Stage / Indication
8/14/2003 8/21/2003	Genta / Salus	(1)	$13.0	$12.7	$30.0	$29.7	Preclinical / Cancer

4/15/2003 8/21/2003	GenVec / Diacrin	(2)	42.1	4.5	42.1	4.5	Phase 1/ Cardio

2/10/2003 4/7/2003	Protein Design Labs / Eos	(2)	36.3	32.2	36.3	32.2	Preclinical / Cancer

11/12/2002 2/29/03	Incyte / Maxia	(3)	24.1	25.1	38.1	39.1	Preclinical / Diabetes

6/28/2001 7/6/2001	Sangamo / Gendaq	(2)	29.6	30.8	29.6	30.8	Preclinical / Discovery

	Mean		$29.0	$21.1	$35.2	$27.3
	Median		29.6	25.1	36.3	30.8
	High		42.1	32.2	42.1	39.1
	Low		13.0	4.5	29.6	4.5

Sonus / Synt:em			$12.0	$9.6	$17.0	$14.6

Notes:

Source: SDC Platinum, company filings.

(1) Additional $17.0M available upon achieving certain milestones, which have not been disclosed.

(2) No earn out payment.

(3) Additional $14.0M available upon achieving certain milestones, which have not been disclosed.

(4) Values do not include contingent earn out payments.

Company Comp Analysis

	At 1/6/05
	Equity		Enterprise		# of Drugs
Company	Value		Value		Pre-clinical	Phase 1	Beyond Phase 1

StemCells. Inc.	$313.6		$292.4		3	0	0
Alnylam Pharmaceuticals, Inc.	174.7		134.5		2	0	0
Compugen Ltd.	139.1		114.1		4	0	0
VIRxSYS (private)	82.0		72.0		0	1	0
Memory Pharmaceuticals Corp.	112.9		68.6		3	2	0
Pro-Pharmaceuticals, Inc.	78.1		65.7		1	1	0
Plexxikon (private)	66.3		41.3		1	0	0
Ecopia Biosciences, Inc.	51.6		39.9		3	0	0
Avigen, Inc.	96.3		23.1		3	1	0
Rejuvenon (private)	52.0		15.0		0	1	0

Maximum	$116.3		$86.3
Mean	89.2		67.2
Median	313.6		292.4
Minimum	47.9		15.0

Synt:em	$17.0	(1)	$14.6	(2)	3+	0	0

Notes:

(1) Based on Sonus’ 20-day trailing average stock price of $3.14 and 5.425M shares issued.

(2) Assumes cash at close of $2.4M.

Enterprise values for private companies assumes no debt and cash levels equal to the amount raised in the most recent round of financing.

Key Financial Messages

•                  Near term

•                  Does not accelerate the need for cash/equity

•                  3 new products in pipeline

•                  Intermediate term

•                  Requires additional funding; however…

•                  Additional products in Phase 2 and Phase 3

•                  Improved discovery engine

•                  Product offering beyond reformulation

Next Steps to Acquisition Closing

•                  Proxy filing in January

•                  Proxy mailing March (assuming SEC review)

•                  Sonus shareholders meeting in April